UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2018

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16791	51-0414140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1131 N. DuPont Highway

Dover, Delaware 19901

(Address of principal executive offices, including zip code)

(302) 674-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2018, Dover Downs Gaming & Entertainment, Inc., a Delaware corporation (the “Company”), entered into a Transaction Agreement (the “Agreement”) among the Company, Twin River Worldwide Holdings, Inc., a Delaware corporation (“Parent”), and Double Acquisition Corp., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Subject to the terms and conditions of the Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.10 per share, and Class A common stock, par value $0.10 per share (together, the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company or owned by Parent or any direct or indirect wholly-owned subsidiary of the Company or Parent) will be cancelled and converted into the right to receive a number of shares of validly issued, fully paid and non-assessable shares of common stock of Parent (the “Parent Common Stock”), equal to the quotient obtained by dividing (A) the aggregate number of shares of Parent Common Stock issued and outstanding immediately prior to the Effective time, on a fully diluted, as-converted basis, multiplied by 0.07787658, by (B) the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, on a fully diluted, as-converted basis, plus cash in lieu of any fractional shares (the “Merger Consideration”). The aggregate number of shares of Parent Common Stock issued as Merger Consideration in the transaction is intended to represent 7.225% of the outstanding equity of Parent immediately after giving effect to the Merger.

The Agreement provides that as of immediately prior to the Effective Time each currently outstanding share of restricted stock of the Company will fully vest and the holder thereof will become entitled to receive the Merger Consideration in respect of such shares.

A committee of the board of directors of the Company, comprised of non-executive, independent directors, unanimously determined that the Merger is fair to, and in the best interests of, the Company and its stockholders. The full board of directors of the Company has also, by unanimous vote of all of the directors, approved the Merger, the execution, delivery and performance of the Agreement and the consummation of the Merger and resolved to recommend approval of the Agreement by the stockholders of the Company. Stockholders of the Company will be asked to vote on the approval of the Agreement at a special meeting that will be held on a date to be announced. The closing of the Merger is subject to the approval of the Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock (the “Stockholder Approval”) as well approval by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock held by stockholders that are not affiliated with the Company (the “Unaffiliated Stockholder Approval”).

The Agreement contains representations and warranties customary for transactions of this nature. The Company has agreed to various customary covenants and agreements, including, among others, agreements to conduct its business in the ordinary course during the period between the execution of the Agreement and the Effective Time, not to engage in certain kinds of transactions or activities during this period without Parent’s consent, to convene and hold a meeting of its stockholders for the purpose of obtaining the Stockholder Approval and the Unaffiliated Stockholder Approval and to prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement and related materials.

The completion of the Merger is subject to certain conditions, including, among others: (i) the Stockholder Approval, (ii) the Unaffiliated Stockholder Approval, (iii) the absence of an order or law prohibiting consummation of the transactions, (iv) the effectiveness of the registration statement to be filed by Parent with the SEC for purposes of registering the shares of Parent Common Stock issuable in connection with the Merger, (v) the approval for listing of the Parent Common Stock on the New York Stock Exchange or the Nasdaq Stock Market and (vi) the receipt of certain regulatory approvals. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties, (b) the other party’s compliance in all material respects with the covenants set forth in the Agreement and (c) the absence of a material adverse effect with respect to the other party.

Under the terms of the Agreement, the Company may not solicit alternative acquisition proposals from third parties; provided, however, that the Agreement contains customary “fiduciary out” provisions, under which in certain circumstances, including in the case of an intervening event (as defined in the Agreement) and where the Company’s board of directors receives an unsolicited proposal that it determines is a superior offer, the Company’s board of directors may determine to change its recommendation with respect to the Merger or terminate the Agreement. The Company’s board of directors is obligated to notify Parent in the event of a change in recommendation.

The Agreement contains specified termination rights for both Parent and the Company, including that either party may terminate if the Merger is not consummated on or before April 22, 2019 (or July 22, 2019 if all conditions to closing have been satisfied other than receipt of regulatory approvals). If the Agreement is terminated in connection with the fiduciary out provisions discussed above, the Company must pay Parent a termination fee of $3.0 million. Further, if the Agreement is terminated under certain specified circumstances and, within 12 months after such termination, the Company enters into a definitive agreement providing for, or consummates, an alternative acquisition transaction, the Company must pay Parent a termination fee of $3.0 million. If the Agreement is terminated under certain specified circumstances and, at the time of such termination the closing conditions relating to (i) the effectiveness of Parent’s SEC registration statement, (ii) the listing of the Parent Common Stock on the New York Stock Exchange or the Nasdaq Stock Market, as applicable, and (iii) receipt of regulatory approvals under applicable gaming laws, have not all been satisfied, Parent must pay the Company a termination fee of $3.0 million.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by each of the parties to the Agreement. These representations and warranties were made solely for the benefit of the other party to the Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iv) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Parent. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent.

Item 7.01 Regulation FD Disclosure.

On July 22, 2018, the Company and Parent issued a joint press release to announce the entry into the Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the joint investor presentation of the Company and Parent, dated July 23, 2018, regarding the proposed transaction is also attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Company did not participate in the preparation of any of the financial or other information regarding Parent contained in the press release or investor presentation, which information was prepared and furnished by Parent. The Company disclaims any responsibility for such information or the accuracy or completeness thereof.  Other than the Company’s historical audited financial information included therein, the historical and pro forma financial information included in the investor presentation is unaudited and has not been examined, reviewed, compiled or audited by the Company’s independent public accountants. In addition, Parent’s historical financial information and the pro forma financial information relating to the Merger have not been prepared in accordance with Regulation S-X. When the audited historical financial information of Parent and the pro forma financial information in compliance with Regulation S-X are available, the presentation of this financial information, including the assumptions used, may change materially from that presented in the investor presentation.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

In connection with the Merger and the entry into the Agreement, all of the Company’s directors and executive officers entered into a voting agreement (the “Voting Agreement”) with Parent pursuant to which, subject to the terms and conditions set forth therein, such persons agreed to vote in favor of the Merger. The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

2.1*	Transaction Agreement, dated as of July 22, 2018, by and among Dover Downs Gaming & Entertainment, Inc., Twin River Worldwide Holdings, Inc. and Double Acquisition Corp.
99.1	Joint press release, dated July 22, 2018
99.2	Investor presentation, dated July 23, 2018
99.3	Voting Agreement, dated as of July 22, 2018, by and among Twin River Worldwide Holdings, Inc. and the directors and executive officers of Dover Downs Gaming & Entertainment, Inc.

*                                                   Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Disclosure Regarding Forward-Looking Statements

This communication and the exhibits hereto contain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Actual results may vary materially from those indicated or anticipated by such forward-looking statements, as a result of certain important factors, including, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approvals by the stockholders of the Company may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of any delay in completing the proposed transaction or integrating the businesses of the Company and Parent; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) the consummation, timing and terms of any stock split, tender offer or similar transaction; (9) the inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to the termination of the proposed transaction; (11) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and/or liability; (12) evolving legal, regulatory and tax regimes; (13) changes in general economic and/or industry specific conditions; (14) actions by third parties, including government agencies; and (15) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC and those that will be included in the combined proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Except to the extent otherwise required by federal securities law, the Company disclaims any obligation to update any such forward-looking statements after the date of this communication. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between the Company and Parent. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the issuance of the Parent Common Stock in the proposed transaction, Parent will file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement/prospectus regarding the proposed transaction and each of the Company and Parent plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each of the Company’s stockholders entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the proxy statement/prospectus (when available) and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, by directing a written request to the Company at Dover Downs Gaming & Entertainment, Inc., 1131 North DuPont Highway, Dover, Delaware 19901 or by calling (302) 857-3292.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on March 29, 2018 and in its Annual Report on Form 10-K filed with the SEC on March 1, 2018. You can also obtain free copies of these documents from the Company using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

Dated: July 23, 2018	By:	/s/ Denis McGlynn
Denis McGlynn, President and Chief Executive Officer